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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                FEBRUARY 20, 2002
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



            BERMUDA                      1-8993                 94-2708455
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)          Identification No.)


              28 GATES STREET, WHITE RIVER JUNCTION, VERMONT 05001
                    (Address of principal executive offices)


                                 (802) 295-4500
              (Registrant's telephone number, including area code)


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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

   (c)          Exhibits.  The following exhibits are filed herewith:

   EXHIBIT NO.             DESCRIPTION

     99 (a) Text of earnings release issued by White Mountains Insurance Group, Ltd. dated February 20, 2002.

ITEM 9.        REGULATION FD DISCLOSURE.

On February 20, 2002, White Mountains Insurance Group, Ltd. (the "Registrant") released its financial results for the three and twelve months periods ended December 31, 2001 and 2000. The Registrant's earnings release dated February 20, 2002 is furnished herewith as Exhibit 99(a) and is incorporated by reference in its entirety.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: February 28, 2002                By: /s/ J. Brian Palmer
                                            ---------------------------
                                            J. Brian Palmer
                                            Chief Accounting Officer